Exhibit 99.1

December 2018

This document contains, and future oral and written statements of QCR Holdings (the “Company”) and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest,” “appear,” “plan,” “intend,” “estimate,” “annualize,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, and the response of the United States to any such threats and attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of the acquisition and the possibility that the transaction costs may be greater than anticipated; (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. FORWARD-LOOKING STATEMENTS

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non-GAAP measures, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. NON-GAAP FINANCIAL MEASURES

QCR Holdings will be ranked in the top quartile ROAA of peer firms by 2020 and continue to reward shareholders and employees while strengthening our communities The mission of QCR Holdings is to make our clients’ financial dreams a reality OUR MISSION OUR VISION OUR VALUES – LIVED AND EXPECTED OF ALL AT QCR Collaboration Achievement Personal Responsibility Innovation Fulfillment QCR Holdings’ MISSION, VISION AND VALUES

$4.8B Assets $3.6B Loans $3.8B Deposits $4.5B AUM Local charters provide a competitive advantage Efficient centralized Group Operations Serving attractive Midwest markets Strong credit and asset quality High touch service approach Significant expansion opportunities a relationship driven organization.® Pro forma balances as of September 30, 2018, including the Bates Companies, which was acquired on October 1, 2018.

Corporate Overview Assets: $4.8 Billion Loans: $3.6 Billion Deposits: $3.8 Billion Wealth Management: $4.5 Billion(1) $2.7 Billion in Trust Accounts $1.8 Billion in Brokerage and Advisor Accounts 27 Branches/Offices QCR Holdings (NASDAQ: QCRH) – Founded in 1993 Source: S&P Global Market Intelligence and Company documents, as of 9/30/18. (1) Includes assets under management acquired from the Bates Companies acquisition, which closed on 10/1/18. Shares Outstanding (as of 9/30/18): 15.7 Million Ownership (as of 9/30/18): Institutional & Mutual Funds 58% Insiders & Benefit Plans 15% MISSOURI ILLINOIS IOWA WISCONSIN Headquartered in Moline, IL and operating five locally managed and governed charters in three states, supported by a centralized operational team Lines of Business: Full-service commercial and consumer banking Correspondent banking Commercial lease financing Trust and wealth management services

THE VALUE OF SEPARATE CHARTERS Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/18). Our five distinct, yet similar, operating charters enable us to customize client solutions by market Managed and governed by local veteran bankers and boards with strong community ties and expertise High touch service delivered by knowledgeable professionals Strong community involvement with high employee participation Local decisions and solutions Local autonomy has led to favorable relative performance metrics Loan growth Credit and asset quality Deposit growth Focus on growing deposit market share Number 1 deposit share in two markets Within top 10 deposit share in five markets Ample opportunities to expand products and services across footprint Specialty lending & leasing Correspondent banking Wealth management

MISSOURI ILLINOIS IOWA WISCONSIN HISTORY OF EXPANDING INTO ATTRACTIVE MARKETS 1993 QCR Holdings founded by Michael A. Bauer and Douglas M. Hultquist - $14 million IPO 1994 Quad City Bank & Trust (De Novo) 2005 Rockford Bank & Trust (De Novo) Quad City Bank & Trust acquires m2 Lease Funds, LLC 2001 Cedar Rapids Bank & Trust (De Novo) 2013 Community National Bank acquisition 2016 Community State Bank acquisition 2017 Guaranty Bank & Trust acquisition 2018 Springfield First Community Bank merger Bates Companies acquisition 3 Bank Locations $0.1B Deposits #11 Market Share 5 Bank Locations $1.0B Deposits #1 Market Share 2 Bank Locations $0.4B Deposits #8 Market Share 5 Bank Locations $1.3B Deposits #1 Market Share 10 Bank Locations $0.6B Deposits #8 Market Share 1 Bank Locations $0.4B Deposits #7 Market Share 1 Locations $0.2B Assets Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/18). Charter deposit data as of 9/30/18.

$4.3 million in gains on the sale of government guaranteed loans and swap fee income in 2017; $4.1 million YTD 2018 Dedicated and experienced servicing and portfolio management staff with specialized expertise in government guaranteed loans Provide interest rate swaps on select commercial loans UNIQUE AND DIVERSIFIED PRODUCTS AND SERVICES Wealth Management SBA & USDA Lending / Swaps m2 Lease Funds Correspondent Banking Competitively positioned with experienced staff, software systems and processes More than 190 relationships $198 million in non-interest bearing deposits; $244 million in interest-bearing deposits $81 million portfolio of correspondent bank loans Comprehensive suite of trust and wealth management products Assets Under Management (AUM) of $4.5 billion(1) Added over 420 new relationships in 2017 and 315 relationships in 2018 Bates Financial added approximately $700 million in AUM m2 Lease Funds, LLC provides a national leasing platform with solutions for equipment vendors $233 million loan/lease portfolio, 5-year CAGR of 12%; average gross yields of 7.8% Lease specialists in eight states Industries served include construction and manufacturing, food processing and restaurant and technology and telecom (1) Includes assets under management acquired from the Bates Companies acquisition, which closed on 10/1/18.

Ongoing emphasis on gains on sale of USDA and SBA loans, and fee income on swaps, as a more significant and consistent component of core revenue STRATEGIES TO CONTINUE TO DRIVE SHAREHOLDER VALUE Loan & Lease Growth Grow Core Deposits Fee Income Grow Wealth Management Manage Noninterest Exp Maintain Asset Quality Be an Acquirer Continue strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73-78% (76.2% as of 9/30/18) Maintain focus on growing core deposits to maintain reliance on wholesale funding at less than 15% of assets (30% as of 12/31/14, now 16% as of 9/30/18) Grow wealth management net income by 10% annually Carefully manage growth in noninterest expenses Maintain asset quality metrics at better than peer levels Participate as an acquirer in the consolidation taking place in our industry to further boost ROAA, improve efficiency ratio, and increase EPS

MARKET OPPORTUNITIES AND ACQUISITION STRATEGY Source: S&P Global. (1) Target area includes top 25 MSAs throughout these states excluding Chicago, Minneapolis, St. Louis and Omaha MSAs. Excludes mutual institutions. Fragmented markets and ongoing consolidation creates opportunity Over 1,100 community banks are headquartered in the four-state region 62% are between $100 million and $1.0 billion in assets(1) Nearly 300 community banks are headquartered in top MSA targets(1) Over 50% are between $100 million and $1.0 billion in assets Targets based on rigorous evaluation standards Cultural and strategic fit Strengthens competitive position Drives market share gains Enhances shareholder value Separate charter autonomy attractive to acquisition candidates MISSOURI ILLINOIS IOWA WISCONSIN Institutions in Targeted Markets with less than $1.0 Billion in Assets (1) 33 potential targets 36 potential targets 43 potential targets 50 potential targets

ATTRACTIVE MARKETS OF OPERATION Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/18. Davenport-Moline-Rock Island, IA-IL International headquarters for Deere & Company Ranked 16th in the nation for high-tech job growth Top 10 Advanced Manufacturing Community Cedar Rapids, IA International headquarters for Collins Aerospace Top 10 Best Places for Starting a Small Business (2015) Top 100 Places to Live (Livability 2016) Des Moines-West Des Moines, IA Ranked #1 Best City for the Middle Class (2016) 81 insurance companies are headquartered in Des Moines Ranked in the Top Ten Places to Live in the U.S. (2017) Springfield, MO Top 5 Best Cities to Start a Business Top 20 Magnets for Young Adults O’Reilly Auto Parts and Bass Pro Shops headquarters Rockford, IL Illinois’ third largest city Top 40 Best Mid-Sized Cities for Manufacturing Jobs Voted Best Midwest City for Sports Venues Deposit Market Share MSA Mkt Rank Total Deposits ($M) Market Share (%) Davenport-Moline-Rock Island, IA-IL 1 1,284 15.6 Cedar Rapids, IA 1 971 16.4 Des Moines-West Des Moines, IA 8 596 3.2 Springfield, MO 7 439 4.4 Rockford, IL 8 376 6.1 Top 10 Deposit Market Position in All Markets Number 1 Deposit Market Share Cedar Rapids MSA Quad Cities MSA

Meaningful EPS Accretion: 8% accretive in the first full year Tangible book value dilution of approximately 4% TBV earnback period of 3 years(1) Capital ratios at closing in excess of well-capitalized thresholds Internal rate of return of approximately 20% Financially Attractive Closed July 1, 2018 providing QCR expansion into attractive Springfield, MO MSA More than $480 million in loans and top 10 deposit market share Retention of key SFC Bank management and local brand More than $225 million in loan participations sold Strategic Opportunity Leverage scale, operational support and improved funding to increase market share in Springfield MSA Expand fee generating services to SFC Bank Trust and wealth management Interest rate swaps Growth Opportunities OVERVIEW OF THE SFC BANK Transaction Note: Financial metrics as of September 30, 2018. (1) Based on the crossover method.

Executive Leadership Transition Larry J. Helling Over 30 years of commercial banking experience Founding Member and CEO of Cedar Rapids Bank & Trust QCR Holdings Board of Directors since 2001 Oversight responsibility for Community State Bank since its acquisition in 2016 Oversight responsibility for specific product lines and services Specialty Finance Group Municipal Finance and Government Guaranteed Lending Tax Credit Lending Interest Rate Swap Products and Services m2 Lease Funds Todd A. Gipple Over 30 years of commercial banking and financial accounting experience Joined QCR Holdings in 2000 QCR Holdings Board of Directors since 2009 Appointed Chief Financial Officer in 2000 Appointed Chief Operating Officer in 2008 Effective May 23, 2019, Larry J. Helling will become Chief Executive Officer of the Company and Todd A. Gipple will become President, in addition to his current roles of Chief Operating Officer and Chief Financial Officer

History of Cedar Rapids Bank & Trust Larry Helling was one of four founding members in 2001 CRBT became part of QCR Holdings in 2001 as a De Novo operation Two acquisitions Community Bank & Trust – 2013 Guaranty Bank & Trust – 2017 Asset growth since inception – 24.1% CAGR Today at a Glance: $1.35 billion in assets(1) 1st in Deposit market share for Cedar Rapids MSA with over 16% 150 employees 5 locations Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. (1) As of September 30, 2018. Recent Awards 2018 Top Workplace in Iowa – Des Moines Register 2018 Best Bank in the Corridor – Corridor Business Journal CBT – Employer of Choice 2016 and 2017

CONSISTENT Growth and Profitability at BOTH CEDAR RAPIDS BANK & TRUST AND COMMUNITY STATE BANK Total Assets $ in millions Net Income $ in millions (1) (1) After deferred tax adjustment with change in federal tax law. 1.01% ROAA: 1.03% 0.97% 0.93% 1.42% 1.12% 1.46% $913.1 $1,307.4 $1,354.3 $600.1 $670.5 $734.5 $625.7 $804.2 $840.3 $866.9 $1,513.2 $1,977.9 $2,088.8 2012 2013 2014 2015 2016 2017 YTD 2018 Cedar Rapids Bank & Trust Community State Bank $12.7 $11.1 $14.6 $2.1 $7.1 $6.6 $5.9 $6.7 $8.0 $8.1 $14.8 $18.2 $21.2 2012 2013 2014 2015 2016 2017 YTD 2018 Cedar Rapids Bank & Trust Community State Bank

Financial Highlights

A CONSISTENT TRACK RECORD OF ASSET GROWTH Total Consolidated Assets $ in billions CAGR Since 2012: 15.5% Asset growth has been driven by a combination of organic growth and strategic acquisitions Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018. Recent Acquisitions (Assets at announcement ($Millions)): 2013: Community National Bank ($288) 2016: Community State Bank ($582) 2017: Guaranty Bank & Trust ($260) 2018: Springfield First Community Bank ($576)

Commercial loans(1) represent approximately 84% of the loan portfolio LOAN GROWTH DRIVEN BY COMMERCIAL LENDING Includes Commercial & Industrial, Commercial RE and Direct Financing Leases. Loan composition excludes deferred loan/lease origination costs, net of fees. $ in billions(2) Organic loan growth CAGR has been 11.2% since 2012 CAGR Since 2012: 19.9% Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

Core deposits(1) represent approximately 93% of total deposits DEPOSIT GROWTH DRIVEN BY CORE DEPOSITS Core deposits are defined as total deposits less brokered deposits. $ in billions CAGR Since 2012: 19.3% Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

Historical Cost of Deposits COST OF DEPOSITS OVER TIME Source: S&P Global Market Intelligence and Company documents. Note: Deposit beta defined as the change in interest bearing deposits over the change in the Fed Funds rate. Quarterly Deposit Beta: 9.3% 23.8% 42.4% 9.2% 10.9% 43.1% 84.6% 55.1% Cumulative Deposit Beta: 49% 0.75% 1.00% 1.25% 1.25% 1.50% 1.75% 2.00% 2.25% 0.28% 0.33% 0.42% 0.49% 0.52% 0.60% 0.78% 0.91% 0.41% 0.47% 0.57% 0.66% 0.69% 0.80% 1.01% 1.15% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Fed Funds Rate QCRH Cost of Total Deposits QCRH Cost of IB Deposits

Predictable and diversified fee income streams complement net interest income STRONG REVENUE GROWTH AND ATTRACTIVE MIX Excludes securities gains, bargain purchase gains, gains on sales of branches and loss on sale of OREO. $ in millions CAGR From 2012 - 2017: 13.8% (1) Key Components of Fee Income: Wealth Management ($3.8 billion in assets under management as of 9/30/18) Correspondent banking (191 relationships as of 9/30/18) SBA & USDA guaranteed loan sales Swap fee income Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

STRONG & STABLE ASSET QUALITY $41.6 million Classified Loans & NPAs / Assets Nonperforming Assets Composition – as of 9/30/2018 $ in millions Management remains focused on maintaining excellent asset quality and resolving problem assets Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018. 56.7% 29.7% 10.2% 3.4% Nonaccrual Loans/Leases - 56.7% Other Real Estate Owned & Repossessed Assets - 29.7% Troubled Debt Restructures - Accruing - 10.2% Accruing Loans/Leases 90+ Days PD - 3.4% 1.41% 1.28% 1.31% 0.74% 0.82% 0.81% 0.87% 2012 2013 2014 2015 2016 2017 YTD 9/30/18 Classified Loans NPA's / Assets (%)

CONSISTENT GROWTH HAS DRIVEN IMPROVED PROFITABILITY Core net income to common shareholders – see appendix slide 44 for reconciliation of GAAP net income to core net income. Core earnings per diluted share – see appendix slide 44 for reconciliation of GAAP EPS to core EPS. Net Income(1) $ in millions Core EPS(2) Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018. $9.1 $11.8 $13.8 $20.9 $29.4 $36.3 $26.4 $31.9 $1.85 $2.08 $1.72 $1.99 $2.31 $2.66 $1.96 $2.16 2012 2013 2014 2015 2016 2017 YTD 2017 YTD 2018

Appendix

EXECUTIVE MANAGEMENT TEAM John R. McEvoy, JR. Executive Vice President, Chief Operations Officer & Cashier Quad City Bank and Trust Company 41 Years in Banking / Financial Services MONTE C. McNew President, SFC Bank 12 Years in Banking Dana L. Nichols Executive Vice President, Chief Credit Officer, 35 Years in Banking / Financial Services John R. Oakes, CPA 1st Vice President, Treasurer 17 Years in Banking / Financial Services John A. Rodriguez, CCM Executive Vice President, Deposit Operations / Information Services 35 Years in Banking / Financial Services M. Randolph Westlund, CFA Executive Vice President, Chief Investment Officer 32 Years in Banking / Financial Services Michael J. Wyffels Senior Vice President, Chief Information Officer 28 Years in Banking / Financial Services Douglas M. Hultquist, CPA President and Chief Executive Officer 40 Years in Banking / Financial Services Todd A. Gipple, CPA Executive Vice President, Chief Operating Officer and Chief Financial Officer 32 Years in Banking / Financial Services John H. Anderson President and Chief Executive Officer, Quad City Bank and Trust Company Chief Deposit Officer, QCR Holdings 31 Years in Banking / Financial Services Peter J. Benson, JD Executive Vice President, Chief Legal Counsel and Trust Officer 35 years in Corporate and Personal Legal Services Stacey J. BentlEy President and Chief Executive Officer, Community Bank & Trust 37 Years in Banking / Financial Services Thomas D. Budd President and Chief Executive Officer, Rockford Bank and Trust Company 31 Years in Banking / Financial Services Cynthia M. Carlson Executive Vice President, Wealth Management Group 37 Years in Banking / Financial Services Richard W. Couch President and Chief Operating Officer, m2 Lease Funds, LLC 30 Years in Banking / Financial Services John R. EngelBRecht, MBA Chief Executive Officer, m2 Lease Funds, LLC 43 Years in Banking / Financial Services Robert C. FULP Chief Executive Officer SFC Bank 39 Years in Banking / Financial Services Kurt A. Gibson President and Chief Executive Officer, Community State Bank 29 Years in Banking / Financial Services Elizabeth A. Grabin, CPA 1st Vice President and Director of Financial Reporting 17 Years in Banking / Financial Services Shawna M. Graham, CBA, CIA, CISA, CRP, MBA, CCBCO Senior Vice President, Chief Risk Officer 29 Years in Banking / Financial Services Larry J. Helling President and Chief Executive Officer, Cedar Rapids Bank and Trust Company Executive Vice President and Chief Lending Officer, QCR Holdings 38 Years in Banking / Financial Services Anne E. Howard, SHRM-SCP Senior Vice President, Human Resources Director 17 Years in Banking / Financial Services 15 Years in Human Resources Christopher J. Lindell, MBA Executive Vice President, Investor Relations, Branding and Corporate Secretary Previously President and Chief Executive Officer, Guaranty Bank & Trust As of 10/31/18

GROUP OPERATIONS TEAM Internal audit Tim Harding Loan operations Pam Goodwin Retail Kathy Nichols Risk management Shawna Graham Accounting & Treasury Elizabeth Grabin John Oakes Business transformation services Jill Lechtenberg Compliance Tonia Taylor Customer Service/ Item Processing Kathy Francque Deposit operations Todd Kerska John Rodriguez Beth Easterla Funds management John McEvoy Human resources Anne Howard Shellee Showalter Information technology Michael Wyffels As of 10/31/2018

QUAD CITY BANK & TRUST John H. Anderson, President & CEO Assets: $1.58 Billion (as of 9/30/18) Population: 382,013 Market Deposits: $8.2 Billion Ranked 1st with 15.61% market share and over $1,283 Million in deposits in Davenport-Moline-Rock Island MSA Finalist 2013 and 2014 – Quad Cities Best Place to Work Finalist 2015 ABA Volunteer Finalist Award Finalist 2015 Be Healthy QC Award Major Employers Rock Island Arsenal Deere & Company Genesis Health System HNI Corporation / The Hon Company / Allsteel UnityPoint Health - Trinity Tyson Fresh Meats Arconic (formerly Alcoa) Kraft-Heinz 3M Excelon Hy-Vee Quad Cities Highlights International Headquarters for Deere & Company The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States Arconic (formerly Alcoa) (Quad Cities) is the world’s premier aerospace supply plant – the hub of Alcoa’s $3B aerospace business. Announced $1B, multi-year contract with Airbus in Nov 2016 Kraft-Heinz constructing $203MM state-of-the-art production facility in northwest Davenport Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs Ranked 16th in the nation for high-tech job growth Ranked as a Top 50 Military Friendly Community Top 5 Defense Community Top 10 Advanced Manufacturing Community Ranked #1 Minor-League Sports Market in the Nation for 2015 Top 10 Community for Raising a Family 2nd Best Riverfront along the Mississippi River What They’re Saying About the Quad Cities Quad City Chamber: December 2017 “The Quad Cities offers unparalleled access to major Midwestern and global markets, making it a prime location for logistics, distribution and warehousing companies. With over 37 million people living within a 300 mile radius, businesses have easy and efficient access to a strong network of suppliers and customers. The region is a manufacturing, technology, and logistics hub that offers big-city amenities plus a low cost of living, high-quality schools, short commute times, and a technically skilled labor pool.” Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE - Quad City Bank & Trust Institution Name Offices in MSA Deposits* Market Share 1. Quad City Bank & Trust 5 1,283.8 15.61% 2. Wells Fargo & Co. 12 1,280.6 15.58% 3. Blackhawk Bancorp. Inc. 17 964.4 11.73% 4. U.S. Bancorp 11 653.3 7.95% 5. Triumph Bancorp Inc. 10 478.9 5.82% 6. Orion Bancorp. Inc. 8 383.0 4.66% 7. First Midwest Bancorp Inc. 5 352.5 4.29% 8. AmBank Holdings Inc. 6 250.9 3.05% 9. Central Banc Inc. 3 240.2 2.92% 10. Modern Woodmen of America 1 223.7 2.72% * Millions of dollars, as of 6/30/18, Davenport-Moline-Rock Island, IA-IL, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

CEDAR RAPIDS BANK & TRUST Larry J. Helling, President & CEO Assets: $1.35 Billion* (as of 9/30/18) Population: 273,208 Market Deposits: $5.9 Billion Ranked 1st with 16.43% market share and over $970 million in deposits in Cedar Rapids MSA 2018 Top Workplace in Iowa 2018 Best of the Corridor in Bank segment by Corridor Business Journal 2014 & 2015 Finalist – Coolest Place to Work in Cedar Rapids Top 3 - 2016 Corridor Business Journal Worksite Wellness Award Top 200 Healthiest Banks in America (Deposit Accounts 2016) Major Employers Collins Aerospace Transamerica Unity Point Health – St. Luke’s Mercy Medical Center Whirlpool Corporation Kirkwood Community College Nordstrom Direct Pearson MCI Quaker Food and Snacks General Mills Cedar Rapids Community Schools Archer Daniels Midland Ranked #15 Most Popular Cities in America to Relocate to (2018) International Headquarters for Rockwell Collins Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq/ft convention center and 267 room Double Tree Hotel CRST International constructing 11-story, 113,000 sq/ft, $37MM world headquarters building in downtown, completed in 2016 Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station Top 10 Best Affordable Places to Live (2016) Top 10 Best Places for Starting a Small Business (2015) Ranked 6th Healthiest Bank in Iowa by DepositAccounts.com The largest corn-processing city in the world The second largest producer of wind energy in the United States Top 100 Places to Live (Livability 2016) Top 10 Most Liveable Medium-Sized Cities (2015) Ranked #1 in the Best Cities for Children (SmartAsset 2015) Cedar Rapids Metro Economic Alliance: December 2017 “Cedar Rapids is the second largest city in Iowa and is considered an economic hub of the state, located in the core of the Interstate 380 Technology Corridor. Relatively low cost of living expenses and high income levels give residents 10% more purchasing power than other Iowans and 13% more than the average U.S. resident. Look at a U.S. map and you will see that Cedar Rapids is close to the center. That center puts Cedar Rapids within a day’s truck drive of more than 72 million consumers.” Cedar Rapids Highlights What They’re Saying About Cedar Rapids * Includes the assets of Community Bank & Trust and Guaranty Bank & Trust. Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE - Cedar Rapids Bank & Trust Institution Name Offices in MSA Deposits* Market Share 1. Cedar Rapids Bank & Trust 5 970.5 16.43% 2. U.S. Bancorp 9 788.9 13.35% 3. Wells Fargo & Co. 9 693.5 11.74% 4. Neighbor Insurance Agency Inc. 9 619.4 10.48% 5. Hills Bancorp. 7 438.4 7.42% 6. BTC Financial Corp. 3 262.2 4.44% 7. Dunn Investment Co. 5 201.8 3.42% 8. Country Bancorp. 5 148.7 2.52% 9. NXT Bancorp. Inc. 3 145.1 2.46% 10. Fidelity Ban Corp. 3 134.0 2.27% * Millions of dollars, as of 6/30/18, Cedar Rapids, IA, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

ROCKFORD BANK & TRUST Thomas D. Budd, President & CEO Assets: $484 Million (as of 9/30/18) Population: 336,116 Market Deposits: $6.2 Billion Ranked 8th with 6.1% market share and $376 Million in deposits in Rockford MSA Major Employers Rockford Public School District Swedish American Health Systems Chrysler (Belvidere Assembly Plant) Mercy Health System Hamilton Sundstrand Wal-Mart Stores OSF St. Anthony Medical Center Winnebago County Woodward, Inc. UPS Top 15 “Best Places to Move to in the U.S. (Before They Get Too Crowded)” Mercy Health System constructing a $485 million ‘destination’ medical center scheduled to open in 2019 AAR (largest aircraft maintenance company in North America, and third largest in the world) opened a new $41 million facility at Chicago Rockford Airport generating jobs for 500 people Rock Valley College partnering with St. Anthony College of Nursing to build a $32MM Health Science Center – opened August 2017 Fiat Chrysler Belvidere plant to invest $350 million to retool for Jeep Cherokee production generating new jobs for 300 people OSF St. Anthony Medical Center constructing $85 million expansion of Rockford campus to open in early 2018 Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs Downtown revitalization – 150 room, $54 million hotel and convention center developed by Gorman & Co. Riverfront sports complex, $25million, 115,000 sq/ft to be one of the largest in the Midwest Illinois’ third largest city Voted “Best Midwest City for Sports Venues” (Sports Illustrated) Top 40 “Best Mid-Sized Cities for Manufacturing Jobs” Rockford Area Economic Development Council: December 2017 “Rockford, as part of the greater Chicago region, is part of the third largest multi-modal system in the world and largest in the United States. From the Rockford area, businesses can reach 80% of U.S. households within a 24-hour truck drive. The Rockford Region is within a one hour drive of O’Hare International Airport, one of three truly global airports in the U.S.”. Rockford Highlights What They’re Saying About Rockford Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE – Rockford Bank & Trust Institution Name Offices in MSA Deposits* Market Share 1. Midland States Bancorp Inc.** 19 1,087.5 17.68% 2. JPMorgan Chase & Co. 6 702.7 11.42% 3. Associated Banc-Corp 6 669.1 10.88% 4. Bank of Montreal 11 595.4 9.68% 5. Heartland Financial USA Inc. 4 481.4 7.83% 6. Blackhawk Bancorp Inc. 5 415.1 6.75% 7. Foresight Financial Group Inc. 8 391.8 6.37% 8. Rockford Bank & Trust 2 376.2 6.12% 9. PNC Financial Services Group Inc. 6 338.7 5.51% 10. U.S. Bancorp 6 238.4 3.88% *Millions of dollars, as of 6/30/18, Rockford-IL, MSA ** Formerly known as Alpine Bank & Trust. Midland States Bancorp acquired the holding company of Alpine Bank & Trust effective 2/28/18 Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

COMMUNITY BANK & TRUST Stacey J. Bentley, President & CEO Deposits: $110 Million (as of 6/30/18) Population: 169,983 Market Deposits: $3.6 Billion Ranked 11th with 3.1% market share and over $110 Million in deposits in Waterloo-Cedar Falls MSA 2016 Employer Choice Award – Courier Communications Major Employers John Deere Hy-Vee Foods Store Wheaton Franciscan Healthcare The VGM Group Tyson Fresh Meats Allen Memorial Hospital University of Northern Iowa Target Regional Distribution Center Area Education Agency 267 Omega Cabinetry Ltd. CBE Companies, Inc. Bertch Cabinets Waterloo/Cedar Falls Highlights Greater Cedar Valley Chamber of Commerce: December 2017 “The Cedar Valley Economy - Strong and Growing! The strong and growing Cedar Valley economy contains the right conditions for business and career success. Current economic growth and it’s demand for quality talent is benefiting manufacturing, business services, retail, housing, education, healthcare, and other enterprises that contribute to the vitality of the region. In recent years, the Cedar Valley region boasts the second-highest percentage increase in GDP gain in Iowa.” John Deere investing $40MM in its tractor testing labs, adding 62,000 sq/ft of additional space John Deere completed $150MM modernization of John Deere Foundry – total investment by Deere in Waterloo in the last decade equals $1B ConAgra Foods announced a $50MM expansion of the plant located in the Waterloo Midport Industrial Park The city of Waterloo approved for $12MM in funding for the Techworks Campus Reinvestment District. The District projects a capital investment of $74.1MM to include a John Deere training center and hotel VGM announced the expansion of their Waterloo campus, which includes approx. $20MM in capital investment and the potential for 200 new jobs First Gigabit city in Iowa and one of eight in the U.S. Cost of living is 8% below the national average Waterloo-Cedar Falls is a Blue Zones Demonstration Community. Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite Waterloo named a 2015 All-Star Community by the Iowa League of Cities Showcase 166 room, $43 million Courtyard by Marriott opened Dec 2017 in former John Deere Tractor Works building in downtown Waterloo What They’re Saying About Waterloo-Cedar Falls Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE – Community Bank & Trust * Millions of dollars, as of 6/30/18, Waterloo-Cedar Falls-IA, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. FSB Financial Services Inc. 8 702.8 19.61% 2. Lincoln Bancorp 5 411.4 11.48% 3. U.S. Bancorp 6 352.1 9.82% 4. First of Waverly Corp. 5 318.1 8.88% 5. PSB Corp. 5 274.5 7.66% 6. Wells Fargo & Co. 3 236.3 6.59% 7. GNB Bancorp. 3 182.8 5.10% 8. Regions Financial Corp. 3 178.2 4.97% 9. Rigler Investment Co. 4 137.5 3.84% 10. Fidelity Ban Corp. 3 123.3 3.44% 11. Community Bank & Trust 3 110.2 3.07%

COMMUNITY STATE BANK Kurt A. Gibson, President & CEO Assets: $735 Million (as of 9/30/18) Population: 662,646 Des Moines/West Des Moines MSA Market Deposits: $18.7 Billion Ranked 8th with 3.2% market share and over $596 Million in deposits in Des Moines – West Des Moines MSA 2017 Voted Best Bank in Ankeny (Des Moines Register) 2017 Voted Best Financial Advisors in Ankeny (Des Moines Register) Major Employers (Des Moines & Ankeny) Hy-Vee Food Corporation Mercy Medical Center UnityPoint Health Principal Financial Group Nationwide John Deere Companies DuPont Pioneer Pella Corporation Kum & Go Meredith Corporation Tones Spices/ACH Foods Wellmark Bluecross Blue Shield Ankeny Highlights Population: 64,060 Median Household Income: $89,153 Cost of Living Index (US =100): 96.1 Median Home Value: $212,100 Households: 24,248 Median Age: 35 For the past 10 years, Ankeny has grown by an average of 5 residents per day. More people are moving to Ankeny than any other community in Iowa. Ankeny’s population has approximately doubled in 16 years. Ranked 9th Best Small City in America (2015) (WalletHub) Retail sales in Ankeny have increased 14% in three years, topping $775 million. Ranked Safest Large City in Iowa (2015) (ValuePenguin.com - source FBI statistics) Total new investment in Ankeny exceeded half a billion dollars over the past two years. Best Places for Millennial Job Seekers (2015) (NerdWallet.com) Since 2010, Ankeny’s local business investment policy helped more than 14 companies, supported more than 2,000 jobs, and stimulated more than $200 million in private investment. Best Community to Live In (2015) (Cityview Reader Poll) Des Moines (Metro) Highlights Population: 662,646 Median Household Income: $71,144 Cost of Living Index (US =100): 92.0 Median Home Value: $125,600 Households: 259,325 Median Age: 36 Ranked in the Top Ten Places to Live in the U.S. (2017) (SuccessfulMeetings.com) Ranked #1 Best City for the Middle Class (2016) (Business Insider) Ranked #4 Best Mid-Sized City to Make a Living (2016) (MoneyGeek) Ranked #2 Top 10 U.S. Cities to Land Work (2015) (NBC News) Cost of doing business in Des Moines is 17% lower than the national average 81 insurance companies are headquartered in Des Moines Recent Corporate Investments: Toro - $16.9MM, Hewlett Packard - $16.7MM, Fed Exp - $11.4MM, Interstate Batteries - $10.8MM, XPO Logistics - $2.9MM Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE – Community State Bank * Millions of dollars, as of 6/30/18, Des Moines/West Des Moines-IA, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. Wells Fargo & Co. 18 2,937.4 15.73% 2. BTC Financial Corp. 19 2,638.3 14.13% 3. Principal Bank 1 2,462.9 13.19% 4. West Bancorp. Inc. 8 1,626.3 8.71% 5. U.S. Bancorp 15 1,188.6 6.36% 6. Bank of America Corp. 3 1,019.8 5.46% 7. Great Western Bancorp Inc. 9 941.5 5.04% 8. Community State Bank 11 596.3 3.19% 9. BNP Paribas SA 12 531.3 2.84% 10. Stark Bank Group Ltd. 6 388.8 2.08%

SFC BANK Robert C. Fulp, CEO Monte C. McNew, President Assets: $624 Million (as of 9/30/18) Population: 467,912 Springfield, MO - MSA Market Deposits: $9.9 Billion Ranked 7th with 4.4% market share and over $439 Million in deposits in Springfield MSA Major Employers (Springfield) CoxHealth Systems Mercy Hospital Springfield Springfield Public School Bass Pro Shops Tracker Marine – Headquarters Walmart & Sam’s Club Missouri State University United States Government State of Missouri Jack Henry & Associates O’Reilly Auto Parts – Headquarters EFCO - Headquarters Springfield Highlights Population: 167,653 Median Household Income: $38,489 Cost of Living Index (US =100): 86.2 Median Home Value: $109,500 Households: 74,248 Median Age: 35 25% population growth from 2000-2017 or 1.5% annual population growth Springfield’s gross metro product has grown more than 50% in the last decade Springfield is the economic hub of an area that spans 27 counties and encompasses more than 1 million people Third-largest city in the state of Missouri and county seat of Greene County 3.2% unemployment rate in March 2018 Significant national brands including O’Reilly Auto Parts and Bass Pro Shops headquartered in Springfield Home to Missouri State University, Drury University and Evangel University Springfield metro workforce has grown more than 7.4% in the past 10 years Known as the “Queen City of the Ozarks” and the “Birthplace of Route 66” Top 5 Best Cities to start a business Top 20 Magnets for Young Adults Top 30 Best Cities for job growth Top 40 Business and Careers Top 100 Places to Live What they’re saying about Springfield “For a mid-sized metro area, Springfield, Missouri, has a long-standing economic growth record that’s not only respectable, but also enviable.” Ranked third in the top five American cities for job growth by 24/7 Wall St. As the third-largest city in Missouri, Springfield is a thriving and energetic metropolitan area that’s the perfect incubator for a wealth of industries and jobs. Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE – SFC Bank * Millions of dollars, as of 6/30/18, Springfield, MO - MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. Great Southern Bancorp Inc. 20 1,337.0 13.48% 2. Commerce Bancshares Inc. 11 1,229.4 12.39% 3. Central Banco. Inc. 21 1,117.4 11.26% 4. Guaranty Federal Bancshares Inc. 10 612.4 6.17% 5. Bank of America Corp. 4 570.7 5.75% 6. OakStar Bancshares Inc. 5 540.2 5.45% 7. SFC Bank 1 439.3 4.43% 8. U.S. Bancorp 13 419.6 4.23% 9. Simmons First National Corp. 9 371.1 3.74% 10. JamesMark Bancshares Inc. 5 334.6 3.37%

Lease Asset Generation m2 LEASE FUNDS, LLC OVERVIEW Source: Company documents. * Leases Outstanding includes Equipment Finance Agreements (EFAs). National equipment leasing platform with lease specialists in eight states Diversified portfolio of over 20 asset classes including commercial vehicles, construction and manufacturing, food processing and restaurant and technology and telecom High yielding portfolio – average gross yield is approximately 7.8% $ millions $108 $134 $177 $201 $211 $215 $233 $53 $74 $105 $101 $97 $97 $99 $0 $50 $100 $150 $200 $250 2012 2013 2014 2015 2016 2017 YTD 2018 Leases Outstanding * New Leases Originated

HISTORICAL INCOME SUMMARY Non-interest expense includes several one-time expenses - most notably, $5.4 million and $2.4 million, and $2.5 million of acquisition and post-acquisition compensation, transition and integration costs for 2017 and 2016, and the nine months ended September 30, 2018 respectively. Additionally, 2016 and 2015, respectively, included $4.6 million and $7.2 million of losses on debt extinguishment related to the prepayment of certain borrowings. Core net income and EPS are non-GAAP financial measures - see appendix slide 44 for reconciliation of GAAP net income to core net income. Adjustments to GAAP net income were not made in 2012 and 2013. ($ in millions) Years Ended December 31, Nine Months Ended September 30, 2012 2013 2014 2015 2016 2017 2017 2018 Interest income $ 77.4 $ 81.9 $ 86.0 $ 90.0 $ 106.5 $ 135.5 $ 97.6 $ 130.2 Interest expense 19.7 17.8 16.9 13.7 12.0 19.5 13.4 27.4 Net interest income 57.6 64.1 69.1 76.3 94.5 116.1 84.3 102.8 Provision for loan/lease losses 4.4 5.9 6.8 6.9 7.5 8.5 6.2 11.1 Non-interest income 19.0 26.8 21.3 24.4 31.0 30.5 20.8 26.3 Non-interest expense (1) 54.6 65.5 65.6 73.2 81.5 97.4 66.1 82.7 Income tax expense 4.5 4.6 3.0 3.7 8.9 4.9 6.9 5.5 Net income attributable to QCR Holdings common stockholders 9.1 11.8 13.9 16.9 27.7 35.7 25.8 29.8 Core net income attributable to QCR Holdings common stockholders (2) 9.1 11.8 13.8 20.9 29.4 36.3 26.4 31.9 PER COMMON SHARE DATA EPS 1.85 2.08 1.72 1.61 2.17 2.61 1.91 2.02 Core EPS (2) 1.85 2.08 1.72 1.99 2.31 2.66 1.96 2.16 Cash dividends declared 0.08 0.08 0.08 0.08 0.16 0.20 0.15 0.18 Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

Historical Balance Sheet Summary ($ in millions) Years Ended December 31, Nine Months Ended September 30, 2012 2013 2014 2015 2016 2017 2017 2018 Total assets $ 2,093.7 $ 2,395.0 $ 2,525.0 $ 2,593.2 $ 3,301.9 $ 3,982.7 $ 3,550.5 $ 4,792.7 Total loans/leases 1,287.4 1,460.3 1,630.0 1,798.0 2,405.5 2,964.5 2,676.8 3,653.4 Allowance 19.9 21.4 23.1 26.1 30.8 34.4 35.0 43.1 Deposits 1,374.1 1,647.0 1,679.7 1,880.7 2,669.3 3,266.7 2,894.3 3,788.3 Borrowings 547.8 563.4 662.6 444.2 291.0 309.5 296.1 483.6 Stockholders' equity: Preferred 53.2 29.8 0.0 0.0 0.0 0.0 0.0 0.0 Common 87.3 117.8 144.1 225.9 286.0 353.3 313.0 457.4 Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

Historical Key Performance Ratios See GAAP to Non-GAAP reconciliations on appendix slide 44. No adjustments to GAAP net income were made in 2012 and 2013. Core ROAA reflect GAAP numbers for those years. TEY : Tax equivalent yield. See GAAP to Non-GAAP reconciliations. See GAAP to Non-GAAP reconciliations. The efficiency ratio was unusually high in the fourth quarter of 2017 due to one-time acquisition costs and post-acquisition transition and integration costs totaling $4.4 million. ($ in millions) Years Ended December 31, Nine Months Ended September 30, 2012 2013 2014 2015 2016 2017 2017 2018 ROAA 0.62% 0.64% 0.61% 0.66% 0.97% 1.01% 1.02% 0.94 % Core ROAA (1) 0.62% 0.64% 0.61% 0.82% 1.03% 1.03% 1.04% 1.00 % ROACE 10.84% 11.48% 10.49% 8.79% 10.56% 11.51% 11.45% 10.30 % NIM, tax equivalent yield (Non-GAAP) (2) 3.14% 3.03% 3.15% 3.37% 3.75% 3.78% 3.81% 3.59 % Efficiency ratio (Non-GAAP) (3) (4) 71.27% 71.98% 72.55% 72.71% 64.90% 66.48% 62.90% 64.10 % NPAs to total assets 1.41% 1.28% 1.31% 0.74% 0.82% 0.81% 0.95% 0.87 % Allowance to total loans/leases 1.55% 1.47% 1.42% 1.45% 1.28% 1.16% 1.31% 1.18 % Allowance to NPLs 78.47% 104.70% 114.78% 223.33% 144.85% 184.28% 123.05% 147.39 % Net charge-offs to average loans/leases 0.27% 0.31% 0.34% 0.22% 0.14% 0.19% 0.02% 0.02 % Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

GAAP TO NON-GAAP RECONCILIATIONS No adjustments to GAAP net income were made in 2012 and 2013. Core net income, EPS and ROAA reflect GAAP numbers for those years. *Nonrecurring items (after-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018. ($ in millions, except per share data) For the Year Ended For the Nine Months Ended December 31, December 31, December 31, December 31, December 31, December 31, September 30, September 30, CORE NET INCOME 2012 2013 2014 2015 2016 2017 2017 2018 Net income (GAAP) $ 13.1 $ 14.9 $ 15.0 $ 16.9 $ 27.7 $ 35.7 $ 25.8 $ 29.8 Less nonrecurring items (post-tax) (*): Income: Securities gains $ - $ - $ 0.1 $ 0.5 $ 3.0 $ (0.1) $ - $ - Lawsuit award - - - 0.3 - - - - Total nonrecurring income (loss) (non-GAAP) $ - $ - $ 0.1 $ 0.8 $ 3.0 $ (0.1) $ - $ - Expense: Losses on debt extinguishment $ - $ - $ - $ 4.7 $ 3.0 $ - $ - $ - Acquisition costs - - - - 1.1 0.7 0.3 1.6 Post-acquisition compensation, transition and integration costs - - - - 0.7 2.8 0.3 0.5 Accrual adjustments - - - (487) - - - - Other non-recurring expenses - - - 0.5 - - - - Total nonrecurring expense (non-GAAP) $ - $ - $ - $ 4.7 $ 4.7 $ 3.5 $ 0.6 $ 2.1 Adjustment of tax expense related to the Tax Act $ - $ - $ - $ - $ - $ 2.9 $ - $ - Less: net income attribuable to noncontrolling interests 0.5 - - - - - - - Core net income (non-GAAP) (1) $ 12.6 $ 14.9 $ 14.9 $ 20.9 $ 29.4 $ 36.3 $ 26.4 $ 31.9 Less: Preferred stock dividends 3.5 3.2 1.1 - - - - Core net income attributable to QCR Holdings common stockholders (non-GAAP) (1) $ 9.1 $ 11.8 $ 13.8 $ 20.9 $ 29.4 $ 36.3 $ 26.4 $ 31.9 CORE EARNINGS PER COMMON SHARE Core net income attributable to QCR Holdings common stockholders (non-GAAP) (from above) (1) $ 9.1 $ 11.8 $ 13.8 $ 20.9 $ 29.4 $ 36.3 $ 26.4 $ 31.9 Weighted average common shares outstanding 4,844,776 5,531,948 7,925,220 10,345,286 12,570,767 13,325,128 13,151,672 14,477,783 Weighted average common and common equivalent shares outstanding 4,919,559 5,646,926 8,048,661 10,499,841 12,766,003 13,680,472 13,509,566 14,786,777 Core EPS (non-GAAP) (1): Diluted $ 1.85 $ 2.08 $ 1.72 $ 1.99 $ 2.31 $ 2.66 $ 1.96 $ 2.16 CORE ROAA Core net income (non-GAAP) (from above) (1) $ 12.6 $ 14.9 $ 14.9 $ 20.9 $ 29.4 $ 36.3 $ 26.4 $ 31.9 Average Assets $ 2,025.7 $ 2,330.6 $ 2,453.7 $ 2,549.9 $ 2,846.7 $ 3,519.8 $ 3,385.4 $ 4,242.1 Core ROAA (non-GAAP) (1) 0.62% 0.64% 0.61% 0.82% 1.03% 1.03% 1.04% 1.00 % Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

GAAP TO NON-GAAP RECONCILIATIONS (CONT.) ($ in millions) For the Years Ended December 31, For the Nine Months Ended September 30, NIM (TEY) 2012 2013 2014 2015 2016 2017 2017 2018 Net interest income (GAAP) $ 57.6 $ 64.1 $ 69.1 $ 76.3 $ 94.5 $ 116.1 $ 84.3 $ 102.8 Plus: Tax equivalent adjustment 1.9 2.6 4.0 4.9 6.0 9.2 6.6 4.3 Net interest income - tax equivalent (Non-GAAP) $ 59.5 $ 66.7 $ 73.0 $ 81.2 $ 100.5 $ 125.3 $ 90.9 $ 107.1 Average earning assets $ 1,896.2 $ 2,200.3 $ 2,319.4 $ 2,406.2 $ 2,678.4 $ 3,314.8 $ 3,186,716 $ 3,989,099 NIM (GAAP) 3.04% 2.91% 2.98% 3.17% 3.53% 3.50% 3.54% 3.45 % NIM (TEY) (Non-GAAP) * 3.14% 3.03% 3.15% 3.37% 3.75% 3.78% 3.81% 3.59 % EFFICIENCY RATIO Noninterest expense (GAAP) $ 54.6 $ 65.5 $ 65.6 $ 73.2 $ 81.5 $ 97.4 $ 66.1 $ 82.7 Net interest income (GAAP) $ 57.6 $ 64.1 $ 69.1 $ 76.3 $ 94.5 $ 116.1 $ 84.3 $ 102.8 Noninterest income (GAAP) 19.0 26.8 21.3 24.4 31.0 30.5 20.7 26.3 Total income $ 76.6 $ 90.9 $ 90.4 $ 100.7 $ 125.6 $ 146.5 $ 105.0 $ 129.1 Efficiency ratio (noninterest expense/total income) (Non-GAAP) * 71.27% 71.98% 72.55% 72.71% 64.90% 66.48% 62.90% 64.10% *Nonrecurring items (after-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018. Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

GAAP TO NON-GAAP RECONCILIATIONS (CONT.) As of and for the Year ended December 31, As of and for the Nine Months ended September 30, ($ in millions, except per share data) 2012 2013 2014 2015 2016 2017 2017 2018 Tangible Common Equity Total equity $ 140.4 $ 147.6 $ 144.1 $ 225.9 $ 286.0 $ 353.3 $ 313.0 $ 457.4 Less: Preferred Equity 53.2 29.8 - - - - - - Less: Goodwill and intangible assets 3.3 5.1 4.9 4.7 22.5 37.4 19.8 89.8 Tangible common equity $ 84.0 $ 112.6 $ 139.2 $ 221.2 $ 263.5 $ 315.9 $ 293.2 $ 367.6 Tangible book value per share $ 17.08 $ 14.29 $ 17.50 $ 18.81 $ 20.11 $ 22.70 $ 22.21 $ 23.46 Tangible Assets Total assets $ 2,093.7 $ 2,395.0 $ 2,525.0 $ 2,593.2 $ 3,301.9 $ 3,982.7 $ 3,550.5 $ 4,792.8 Less: Goodwill and intangible assets 3.3 5.1 4.9 4.7 22.5 37.4 19.8 89.8 Tangible assets $ 2,090.5 $ 2,389.8 $ 2,520.1 $ 2,588.5 $ 3,279.4 $ 3,945.3 $ 3,530.7 $ 4,703.0 Tangible common equity to tangible assets 4.02% 4.71% 5.52% 8.55% 8.04% 8.01% 8.31% 7.82% Note: 2012-2017 historical results pertain to QCR Holdings and do not include results from SFC Bank, which was merged into QCR Holdings on July 1, 2018.

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